SCHRODER MICRO CAP FUND
INVESTOR SHARES

This fund's investment objective is long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of U.S.-domiciled micro cap companies. A micro cap company is a company with, at the time of initial purchase, a market capitalization in the bottom one third of companies in the Russell 2000 Growth Index (measured by capitalization); in addition, any company with a market capitalization of $300 million or less will be considered a micro cap company. The fund is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in small companies. Current income is incidental to the objective of long-term capital appreciation.

This Prospectus sets forth concisely the information you should know before investing in Schroder Micro Cap Fund (the "Fund") and should be retained for further reference. To learn more about the Fund, a series of Schroder Capital Funds (Delaware) (the "Trust"), you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated October 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on its Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling
(800) 290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS
                                                                 OCTOBER 1, 1997

================================================================================

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

 SCHRODER CAPITAL FUNDS (DELAWARE) (800) 290-9826          SCHRODER SERIES TRUST  (800) 464-3108
 SCHRODER INTERNATIONAL BOND FUND                          SCHRODER LARGE CAPITALIZATION EQUITY FUND
 SCHRODER EMERGING MARKETS FUND                            SCHRODER MIDCAP VALUE FUND
 SCHRODER INTERNATIONAL FUND                               SCHRODER SMALL CAPITALIZATION VALUE FUND
 SCHRODER INTERNATIONAL SMALLER COMPANIES FUND             SCHRODER INVESTMENT GRADE INCOME FUND
 SCHRODER MICRO CAP FUND                                   SCHRODER SHORT-TERM INVESTMENT FUND
 SCHRODER U.S. EQUITY FUND
 SCHRODER U.S. SMALLER COMPANIES FUND

================================================================================

PROSPECTUS SUMMARY

         This Prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund which is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the
Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

         OBJECTIVE.  Long-term capital appreciation.

         STRATEGY. Invests at least 65% of its total assets in equity securities of U.S.-domiciled micro cap companies. A micro cap company is a company with, at the time of initial purchase, a market capitalization in the bottom one third of companies in the Russell 2000 Growth Index (measured by capitalization); in addition, any company with a market capitalization of $300 million or less will be considered a micro cap company.

     INVESTMENT ADVISER. The Fund's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. (See "Management of the Fund -- Investment Adviser and Fund Manager".)

     ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, LLC ("Forum") serves as the Fund's subadministrator. (See "Management of the Fund -- Administrative Services".)

         PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, and the minimum subsequent investment is $2,500. (See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares".)

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and long-term capital-gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your account application, or otherwise in writing, to receive dividends and other distributions in cash. (See "Dividends, Distributions and Taxes".)

         RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments and willing to accept the risks associated with investments in small companies. Investments in small capitalization companies involve risks in addition to those normally associated with investments in equity securities of large capitalization companies. Up to 10% of the Fund's assets may be invested in lower-rated bonds, commonly known as "junk bonds". Such investments are subject to greater risk of loss of principal and non-payment of interest than higher-rated securities. Of course, as with any mutual fund, there is no assurance that the Fund will achieve its investment objective.

         The Fund's net asset value ("NAV") varies because the market value of the Fund's investments will change with changes in the value of the securities in which the Fund invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your Shares, they may be worth more or less than what you paid for them. (See "Risk Considerations".)

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

         The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares. The Annual Fund Operating Expenses have been estimated to reflect projected fees, expenses and waivers for the Fund's current fiscal year ending May 31, 1998.

Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fees (after waivers)(a)(b).................................   0.36%
  12b-1 Fees............................................................   None
  Other Expenses........................................................   1.64%
  --------------                                                           -----
  Total Fund Operating Expenses (after waivers and reimbursements)(b)...   2.00%

    (a) Management Fees reflect the fees paid by the Fund to SCMI and Schroder Advisors for investment advisory and administrative services.
    (b) SCMI and Schroder Advisors have undertaken voluntarily to waive all or a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 2.00% of its average daily net assets. Without fee waivers and expenses reimbursements, Management Fees and Total Fund Operating Expenses would be 1.50% and 3.14%, respectively.

EXAMPLE

         The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming: (1) a 5% annual return; and (2) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return but is the percentage required by the SEC for use in this example.

    1 YEAR..................................................................$ 20
    3 YEARS.................................................................$ 63

INVESTMENT OBJECTIVE

         The Fund's investment objective is long-term capital appreciation. It seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of U.S.-domiciled micro cap companies. A micro cap company is a company with, at the time of initial purchase, a market capitalization in the bottom one third of companies in the Russell 2000 Growth Index (measured by capitalization); in addition, any company with a market capitalization of $300 million or less will be considered a micro cap company. (Market capitalization means the market value of a company's outstanding stock.) Current income is incidental to the objective of long-term capital appreciation.

         In the future the Fund may seek to achieve its investment objective by investing all or a portion of its assets in one or more registered investment companies having substantially the same investment objective and similar investment policies as the Fund (in accordance with the provisions of the 1940 Act or any orders, rules or regulations thereunder).

INVESTMENT POLICIES

         SCMI's investment approach is to identify securities of companies that it believes offer the potential for long-term capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, companies that have gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in securities of small, unseasoned companies, as well as in securities of more established companies. Up to 35% of the Fund's assets may comprise other investments, including equity securities of larger capitalization companies, if SCMI believes that they could help the Fund attain its objective.

         The Fund invests principally in equity securities, namely, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Fund's investment objective.

         The following pages contain additional information about the securities in which the Fund may invest, strategies SCMI may employ in pursuit of the Fund's objective, and a summary of related risks. A complete listing of the
Fund's investment restrictions and more detailed information about the Fund's investments is contained in the SAI. Policy limitations and investment restrictions generally are considered at the time of purchase.

         COMMON AND PREFERRED STOCK AND WARRANTS. The Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Fund may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

         The Fund may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

         CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible preferred stock entitles the holder to receive the dividend paid on the stock until it is converted or exchanged. Before conversion, convertible debt securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

         OPTIONS AND FUTURES TRANSACTIONS. The Fund may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments". In general, the Fund may use Hedging
Instruments: (1) to protect against declines in the market value of the Fund's securities, or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The effective use of Hedging Transactions depends upon SCMI's ability to forecast market movements correctly. The Fund's Hedging Transactions generally are conducted on recognized exchanges, although the Fund may use the over-the-counter markets at times. The ability to effect transactions in the over-the-counter markets may be more limited than on recognized exchanges and also may involve the risk that a securities dealer participating in such transactions may be unable to meet its obligations to the Fund. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SCMI's opinion, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will not use Hedging Instruments for speculation. Further information regarding Hedging Instruments the Fund may use and associated risks is contained in the SAI.

         SHORT SALES. The Fund may engage in "short sales", which are transactions in which the Fund sells a security that it does not own in anticipation of a decline in the market value of that security, To complete the transaction, the Fund must borrow the security to make delivery to the purchaser. The Fund is then obligated to replace the borrowed security through a purchase of it at the market price at the time of replacement. The price at that time may be more or less than the price at which the security was sold by the Fund. The Fund incurs a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security.

     Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium or specified amounts in lieu of interest. The amount of any gain is decreased, and the amount of any loss is increased, by any premium or amounts in lieu of interest the Fund is required to pay. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. No securities will be sold short, however, if thereafter the total market value of all securities sold short would exceed 25% of the value of the Fund's assets.

         In addition, the Fund may make short sales "against-the-box", which means that the Fund sells short a security that it already owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It is anticipated that the Fund will make short sales against-the-box to protect the value of its net assets. Further information regarding limits of short sales is contained in the SAI.

         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Fund and agrees to repurchase them (at the Fund's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Fund are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Fund's custodian holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Fund enters into repurchase agreements.

         LOANS OF FUND SECURITIES. The Fund may loan portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Fund's total asset value. By so doing, the Fund attempts to earn interest income. In the event of the other party's bankruptcy, the Fund could experience delays in recovering the securities it loaned and, potentially, a loss.

         Securities loans are fully collateralized if the Fund maintains liquid assets in a segregated account equal in amount to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Fund. Any securities that the Fund receives as collateral do not become part of its investment portfolio at the time of the loan. In the event of a default by the borrower, the Fund (to the extent permitted by law) will dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. While securities are on loan, the borrower pays the Fund any accrued income on those securities. The Fund invests any cash collateral and earns income or receives an agreed upon fee from a borrower that has delivered securities that are permissible collateral. Cash collateral received by the Fund is invested in U.S. government securities and liquid high grade debt obligations. The value of securities loaned is marked to market daily. The market value of any securities purchased with cash collateral is subject to decline. Securities loans are subject to termination at SCMI's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust Board.

         LIQUIDITY. The Fund will not invest more than 15% of its assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund under Rule 144A of the Securities act of 1933, as amended, or Section 4(2) paper issued under that Act that may have an active secondary market. Such securities may be determined by SCMI to be liquid for purposes of compliance with the Fund's limitations on illiquid investments. There is no guarantee that the Fund will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held. Further information regarding liquidity is contained in the SAI.

     TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Fund may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Fund also may hold cash and time deposits in U.S. banks. Further information about these securities is contained in the SAI.

         PORTFOLIO TURNOVER. The Fund may be subject to a greater degree of portfolio turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from a portfolio that invests substantially all or its assets on a long-term basis. Accordingly, brokerage commissions borne by the Fund can be expected to be larger than those typically borne by a mutual fund. SCMI anticipates that the Fund's annual portfolio turnover will range from 100% to 300%.

         INVESTMENT POLICY CHANGES. The Fund's fundamental investment policies may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of outstanding voting securities means the lesser of: (1) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented; or (2) more than 50% of outstanding shares.
Non-fundamental investment policies of the Fund may be changed by the Trust Board without approval of the Fund's shareholders. All investment policies are non-fundamental unless stated otherwise.

RISK CONSIDERATIONS

         The Fund is not intended for investors whose objective is assured income or preservation of capital. The Fund is not designed to provide investors with a means of speculating on short-term stock movements. The Fund may be subject to high portfolio turnover rates. It is appropriate for investors who can bear the special risks associated with investment in small capitalization companies and have a longer time-frame for their investment. Investors should be able tolerate sudden, sometimes substantial fluctuations in the value of their investment. The equity securities in which the Fund primarily invests are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a security to meet withdrawals by shareholders may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. There can be no assurance that the Fund will achieve its investment objective.

         MICRO AND SMALL CAP COMPANIES. While all investments have risks, investments in micro and small capitalization companies carry greater risk than investments in large capitalization companies. Micro and small capitalization companies generally experience higher growth rates and higher failure rates than do large capitalization companies; and micro and small cap companies may lack management depth. In addition, many micro cap companies are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies in contract with large cap companies. Securities of micro and small cap companies traded in the OTC markets may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in greater volatility of market price and less liquidity. Moreover, micro and small cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, micro and small cap stocks tend to be more volatile than those of large cap companies.

         UNSEASONED ISSUERS. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Fund may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors also seek to sell these securities at the same time, the Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

         HEDGING INSTRUMENTS. The Hedging Instruments the Fund is authorized to use involve costs and may result in losses. Risks for the Fund include the risk that hedging transactions may not accomplish their purpose because of imperfect market correlations, the Fund's inability to close out a futures position because of limited market liquidity, or possible losses resulting from SCMI's inability to predict the direction of stock prices, interest rates and other economic factors.

         HIGH  YIELD/HIGH  RISK  SECURITIES.  Bonds  rated  "Baa" or  "BBB"  are described by Moody's Investor Service ("Moody's") and Standard and Poor's ("S&P") as having speculative characteristics; changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of such bonds to repay principal and make interest payments than is the case with higher grade bonds. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities; and junk bonds are generally deemed more vulnerable to default on interest and principal payments. Such securities (I.E., rated below "Baa" by Moody's or "BBB" by S&P) are considered to be of poor standing and predominately speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing and may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, is contained in the Appendix to the SAI.

MANAGEMENT OF THE FUND

              [CHECK MARK] THE SCHRODER INVESTMENT MANAGEMENT GROUP
                        ASSETS UNDER MANAGEMENT WORLDWIDE
                    AS OF JUNE 30, 1997 -- OVER $175 BILLION

                                 [WORLD GRAPHIC]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES
  WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, TORONTO, ZURICH, WARSAW, TOKYO,
       HONG KONG, BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR,
             SINGAPORE, JAKARTA, MANILA, SYDNEY, MEXICO CITY, BUENOS
                          AIRES, SAO PAULO, AND BOGOTA.


BOARD OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Trust Board. Further information regarding the Trustees and executive officers of the Trust is contained in the SAI.

INVESTMENT ADVISER AND FUND MANAGER

         SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York as Schroders Holdings) the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies.

         As investment adviser to the Fund, SCMI manages the Fund and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Fund's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, SCMI is entitled to receive a monthly advisory fee at the annual rate of 1.25% of the Fund's average daily net assets. SCMI has agreed, however, to waive all or a portion of its advisory fees. Such fee limitation arrangement shall remain in effect until its elimination is approved by the Trust Board.

         Ira Unschuld (a Vice President of the Trust and a First Vice President of SCMI), with the assistance of a team of analysts, is primarily responsible for the day-to-day management of the Fund's investments and has so managed the Fund since its inception. Mr. Unschuld has been employed by SCMI in the investment research and portfolio management areas since 1990.

ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Advisors and a subadministration agreement with Forum. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI. For providing these services, Schroder Advisors and Forum are entitled to compensation at the annual rates of 0.25% and 0.10%, respectively, of the Fund's average daily net assets. Schroder Advisors has agreed, however, to waive all or a portion of its administration fees. Such fee limitation arrangement shall remain in effect until its elimination is approved by the Trust Board.

EXPENSES

         The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series. SCMI and Schroder Advisors have undertaken voluntarily to waive a portion of their fees and or assume certain expenses of the Fund in order to limit total Fund expenses, excluding taxes, interest, brokerage commissions and other Fund transaction expenses and extraordinary expenses chargeable to Investor Shares to 2.00% of the average daily net assets of the Fund. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trust Board. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of its fees from time to time.

FUND TRANSACTIONS

         SCMI places orders for the purchase and sale of the Fund's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such Fund transactions. The Fund may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to the Fund than would be the case for comparable transactions effected on U.S. securities exchanges.

         Subject to the Fund's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ: (1) Schroder & Co. Inc. and its affiliates ("Schroder & Co."), affiliates of SCMI, to effect transactions of the Fund on the New York Stock Exchange; and (2) Schroder Securities Limited and its affiliates ("Schroder Securities"), affiliates of SCMI, to effect transactions of the Fund, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder & Co. and Schroder Securities, the Fund's payment of commissions to them is subject to procedures adopted by the Trust Board designed to ensure that commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Fund's brokerage will be directed to Schroder & Co. or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

         Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and account applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent ("Transfer Agent"). (See "Other Information -- Shareholder Inquiries".) Investments may also be made through certain financial institutions and other organizations that assist their customers in purchasing Fund Shares ("Financial Institutions"). Financial Institutions may charge their customers a service fee for processing orders to purchase or sell shares. Investors wishing to purchase Shares through a Financial Institution should contact that institution directly for appropriate instructions.

         Investor Shares are offered at the net asset value next determined after receipt of a completed account application (at the address set forth below). The minimum initial investment is $10,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional Shares. The Fund is authorized to reject any purchase order.

         Purchases may be made by mailing a check (in U.S. dollars), payable to "Schroder Micro Cap Fund" along with a completed account application (or the investor's account number) to:

                  Schroder Micro Cap Fund - Investor Shares
                  P.O. Box 446
                  Portland, Maine 04112

         For initial purchases, the check must be accompanied by a completed account application in proper form. Further documentation, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the investment.

         Purchase payments may be transmitted by Federal Reserve Bank wire directly to the Fund as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Financial Corp.
                  Account No.: 910-2-718187
                  Ref.: Schroder Micro Cap Fund - Investor Shares
                  Account of: (shareholder name)
                  Account No.: (shareholder account number)

         The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, the Transfer Agent must assign an account number, and the investor must complete an account application and mail it to the Fund, before any transaction is effected. Wire orders received prior to 4:00 p.m. (Eastern time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") are processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern time) are processed at the net asset value determined as of the next Fund Business Day. (See "Net Asset Value".)

         The Fund's Transfer Agent establishes for each shareholder of record an open account to which all Shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full Shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional Shares.

         The Transfer Agent deems an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will be reinvested automatically. In addition, the amount of any outstanding checks for dividends and capital-gain distributions that have been returned to the Transfer Agent will be reinvested, and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

         Shares are offered in connection with  tax-deferred  retirement  plans.
Applications forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

         The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

         Investors in Investor Shares also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in the Fund's Investor Shares within a period of 13 months.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Investor Shares should complete the appropriate portion of the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

         The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

         Shareholders may exchange the Fund's Investor Shares for Investor Shares of any other fund of the Trust made available through their respective organization so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares.
Exchanges between each fund are at net asset value.

         For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

         Fund Shares are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern time) are processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern time) are processed at the net asset value determined the next Fund Business Day. (See "Net Asset Value".)

     BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the account application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

         WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of shares to be redeemed and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

         If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates),must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

         ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds are normally mailed within seven days. No redemption proceeds are mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption are sent to the shareholder's address of record.

         The Fund may suspend the right of  redemption  during any period  when:
(1) trading on the New York Stock Exchange is restricted or that exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of Fund investments or determination of the Fund's net asset value not reasonably practicable.

         If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of Fund securities (from the investment Fund of the Fund or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in Fund securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. Further information on redemptions is contained in the SAI.

         The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

         Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than the required minimum and be allowed at least 30 days to make an additional investment to increase the account balance to at least the required minimum amount.

NET ASSET VALUE

         The net asset value per share of the Fund is calculated for Fund Shares at 4:00 p.m. (Eastern time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of shares of the Fund outstanding.

         Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund intends to comply with the provisions of Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its investment income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and, therefore, intends not to be subject to federal income tax.

         Dividends and capital-gain distributions on Fund Shares are reinvested automatically in additional Shares at net asset value unless the shareholder has elected in the account application, or otherwise in writing, to receive dividends and other distributions in cash.

         After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

         Dividends from income generally are taxable to shareholders as ordinary income whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net long-term capital gain is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

         Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the investor has held Fund Shares for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

         A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital-gain distributions received on those Shares.

         The Fund must withhold 31% from dividends, capital-gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital-gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

         In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

         If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your Shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your Shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. Further information regarding taxes is contained in the SAI. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

OTHER INFORMATION

CAPITALIZATION AND VOTING

         The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate funds or series (such as the Fund) and may divide Funds or series into classes of shares, and certain costs of doing so may be borne by the Trust or series in accordance with the Trust Instrument. The Trust currently consists of eight separate Funds, each of which has a separate investment objective and policies.

         The Fund currently consists of one class of shares, Investor Shares. Each Fund Share is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation.

         When issued in accordance with the terms of this Prospectus, shares are fully paid, non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the funds has equal voting rights, except that if a matter affects only the shareholders of a particular fund or class, only shareholders of that fund or class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

         There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee, and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

         The Trust sends each shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

         The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of Fund Shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of the Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

         The performance of the Fund's Shares may be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

         Performance information represents only past performance and does not necessarily indicate future results. A further description of the methods used to determine total return and other performance measures for the Fund is contained in the SAI.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank is custodian of the Fund's and of the Fund's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

         Inquiries about the Fund should be directed to:

                  Schroder Micro Cap Fund
                  P.O. Box 446
                  Portland, Maine 04112

         Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332 or (207) 879-1900.

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

SUBADMINISTRATOR
Forum Administrative Services, LLC
Two Portland Square
Portland, Maine  04101

CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York  11245

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

TABLE OF CONTENTS

PROSPECTUS SUMMARY............................3
EXPENSES OF INVESTING
    IN THE FUND...............................4
Fee Table.....................................4
Example.......................................4
INVESTMENT OBJECTIVE..........................5
INVESTMENT POLICIES ..........................5
RISK CONSIDERATIONS...........................8
MANAGEMENT OF THE FUND........................9
Board of Trustees.............................9
Investment Adviser and Fund Manager...........9
Administrative Services......................10
Expenses.....................................10
Fund Transactions............................10
INVESTMENT IN THE FUND.......................10
Purchase of Shares...........................10
Retirement Plans and Individual
  Retirement Accounts........................11
Statement of Intention.......................12
Exchanges....................................12
Redemption of Shares.........................12
Net Asset Value..............................13
DIVIDENDS, DISTRIBUTIONS
  AND TAXES..................................14
OTHER INFORMATION............................15
Capitalization and Voting....................15
Reports......................................15
Performance..................................15
Custodian and Transfer Agent.................16
Shareholder Inquiries........................16